DEFINED ASSET FUNDS[Registered]
Select Ten Portfolio
Series 002 [5/15/00 - Current Offering] | cusip: 29471Q606

Fund Overview

As of May 23, 2000

Closing NAV: 0.94424  Previous Close: 0.95663  Change: -0.01239
% Change: -1.30000%

[A 3-by-3 square grid indicates risk levels associated with large-, mid-, and small-cap stocks in terms of growth, blend, and value. The levels are color-coded, red indicating the highest risk, and blue the lowest. The square for a large-cap value is shaded yellow, reflecting medium level of risk.]

The Objective:
The Portfolio seeks total return through a combination of capital appreciation and current dividend income, by investing for about one year in approximately equal values of the ten highest dividend-yielding stocks of the Dow Jones Industrial Average (DJIA) at the time the Portfolio initially was offered.

The Strategy:
The Portfolio looks for potential values through a contrarian investing approach -- buying stocks of established companies whose stock prices show the highest yields, indicating that their prices may be depressed.

The Select Ten Portfolio employs a disciplined strategy. Each year, we intend to reapply the screening process to select a new Portfolio. You can roll your proceeds into the next Portfolio, if available, at a reduced sales charge, or you can redeem your investment. Although each Portfolio is a one-year investment, we recommend you stay with the Strategy for at least three to five years for potentially more consistent results.

Offered By:
This portfolio is offered by Merrill Lynch (DOW002), PaineWebber (DOW002), Morgan Stanley Dean Witter (MDOW002), Salomon Smith Barney (DOW002).


Portfolio Holdings


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Dividend information for the securities listed below is available in the prospectus for this Fund. The offering, redemption and repurchase prices for the Fund take into account expenses and sales charges.
Therefore, you will not be able to calculate these prices (or related performance information) with the security prices and weightings listed below.


As of May 23, 2000
Security                        Symbol         Price        % of Portfolio

PHILIP MORRIS COS INC COM       MO             27.44             11.31
EASTMAN KODAK CO COM            EK             57.56             10.42
INTL PAPER CO COM               IP             36.88             10.26
MORGAN J P & CO INC COM         JPM           133.06             10.26
DU PONT E I DE NEMOURS COM      DD             50.75             10.21
CATERPILLAR INC DEL COM         CAT            39.50             10.06
MINNESOTA MNG & MFG CO COM      MMM            84.13              9.87
SBC Communications              SBC            41.81              9.53
AT&T CORP COM                   T              34.81              9.34
GENERAL MTRS CORP COM           GM             74.94              8.79


Selection Methodology

We select the ten highest dividend-yielding stocks from the Dow Jones Industrial Average (DJIA). The financial strength of these companies makes it likely that they can rebound from current price under-valuation.


Performance

Performance From Inception Through March 31, 2000 (including annual rollovers)

Series    Inception  Cumulative Total  Average Annual  Most Recently Completed
             Date        Return          Total Return           Portfolio
                                                       Offer to End Date  Return
Series B   5/17/91       173.44%           11.99%       6/1/98 - 7/9/99    6.82%
Series A    1/3/92       136.86%           11.02%      2/4/99 - 3/10/00  -15.59%
Series C    9/1/92       168.06%           13.89%    9/28/98 - 10/29/99   11.44%
Series 3   7/22/96        46.37%           10.87%      8/3/98 - 9/10/99   11.05%
Series 5   11/1/96        32.57%            8.61%   11/16/98 - 12/17/99    2.36%
Series J    1/2/97        14.21%            4.18%     1/11/99 - 2/11/00  -18.07%


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Series 1   2/25/97         4.11%            1.31%       3/2/98 - 4/9/99    2.65%
Series 2   4/28/97        12.96%            4.25%       5/4/98 - 6/4/99    2.47%
Series 4    9/3/97         2.31%            0.89%     9/8/98 - 10/15/99    8.75%

Fees & Expenses
Defining Your Costs
First-time investors pay an initial sales charge of about 1% when they buy. In addition, all investors pay a deferred sales charge of $15.00 per 1,000 units, about 1.50%.

                                                   As a % of
                                                   Public Offering   Amount Per
                                                   Price             1,000 Units

Initial Sales Charge                                   1.00%           $10.00
Deferred Sales Charge                                  1.50%           $15.00
Maximum Sales Charge                                   2.50%           $25.00
Creation and Development Fee
(as a % of net assets on date of deposit - 5/15/00)   0.250%            $2.48
Estimated Annual Expenses
(as a % of net assets on date of deposit)             0.160%            $1.58
Estimated Organization Costs                                            $0.84

If you sell your units before the termination date, the remaining balance of your deferred sales charge will be deducted, along with the estimated costs of selling Portfolio securities, from the proceeds you receive. If you roll over to a successor Portfolio, if available, the initial sales charge on that Portfolio will be waived. You will only pay the deferred sales charge on that Portfolio.

Volume Purchase Discounts
For larger purchases, the overall sales charges are reduced to put more of your investment dollars to work for you.

Amount                                           Total Sales Charge as a % of
Purchased                                             Public Offering Price

Less than $50,000                                            2.50%
$50,000 to $99,999                                           2.25%
$100,000 to $249,000                                         1.75%
$250,000 to $999,999                                         1.50%
$1,000,000 or more                                            .75%


Is this Fund appropriate for you?


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Yes, if you seek dividend income and capital appreciation. You may benefit from a professionally selected and supervised portfolio whose risk is reduced by investing in equity securities of different issuers in a variety of industries.

The Portfolio is not appropriate for you if you are not comfortable with the Strategy or are unwilling to take the risk involved with an equity investment. It may not be appropriate for you if you are seeking preservation of capital or high current income.

Risk Considerations

Please keep in mind the following factors when considering this investment. Your financial professional will be happy to answer any questions you may have.

The Portfolio is designed for investors who can assume the risks associated with equity investments, and may not be appropriate for investors seeking capital preservation or current income.

The value of your investment will fluctuate with the prices of the underlying stocks. Stock prices can be volatile.

There can be no assurance that the Portfolio will meet its objective, that dividend rates will be maintained, that stock prices will not decrease over the life of the Portfolio or that the Portfolio will outperform the indices.

These stocks may have higher yields because they or their industries are experiencing financial difficulties or are out of favor. There can be no assurance that the market factors which caused these relatively low prices and high yields will change.


Distributions and Taxes

Distribution Frequency (if any)
Four (4) per year
Reinvestment Options
By selecting the reinvestment option, you're choosing to have your distribution payments used to purchase additional units of the fund (reinvestment). As such, your principal will increase each distribution period, and because distribution payments are based in part on the size of your invested principal, these payments may increase proportionately. Taking part in the cycle of reinvestment may compound the returns of your Defined Fund investment.


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Tax Reporting
When seeking capital appreciation, managing tax liability on capital gains can be important to your overall return. By holding this fund for more than one year, individuals may be eligible for favorable federal tax rates on net long-term capital gains (currently no more than 20%).

Generally, dividends and any gains will be subject to tax each year, whether or not reinvested. However, on rollovers to future Portfolios, if available, investors can defer recognition of gains and losses on stocks that are transferred to the new Portfolio. Please consult your tax advisor concerning state and local taxation.


Trustee
The Chase Manhattan Bank
Unit Investment Trust Department
4 New York Plaza - 6th Floor
New York, New York 10004
1-800-323-1508

Defined Asset Funds[Registered] are established as Unit Investment Trusts. By definition, a trust account requires a trustee. The trustee holds the trust securities, ensuring their safekeeping until the trust is terminated. The trustee is also responsible for recordkeeping, for collecting any interest or dividend income and principal payments, and for distributing this money to investors.


                        L I N K S  T O  S P O N S O R  W E B  S I T E S

   Merrill Lynch  |  Salomon Smith Barney  |  PaineWebber  |  Morgan Stanley
   Dean Witter

Dow Jones & Company, Inc., owner of the name "Dow Jones Industrial Average", is unaffiliated with, and did not participate in the creation of the Portfolio or the selection of its stocks, and has neither reviewed nor approved any information in this medium, brochure or prospectus relating to the Portfolio.

Past performance is no indication of future results. Principal value, unit prices and investment returns fluctuate with changes in market conditions. Your investment may be worth more or less than your original cost when you redeem. Return figures represent changes in unit price plus reinvestment of income and principal distributions and reflect deduction of maximum applicable sales charges and


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expenses. Average Annualized Return differs from Most Recently Completed
Portfolio because the figures reflect different performance periods and a reduced sales charge on annual rollovers.

Contact your Financial Professional for a free prospectus (or download one from this site) containing more complete information on any Defined Asset Fund, including sales charges, expenses and risks. Please read it carefully before you invest or send money.

Not all strategies are appropriate at all times. The opinions expressed in this site do not constitute investment advice. Independent advice should be sought in cases of doubt.

For more complete information about any of the funds, including their risks, fees, sales charges and other expenses, please download a prospectus from this site, or obtain one free of charge from your financial professional. The prospectus should be read carefully before you invest or send money.

Not all funds are registered for sale in all states. Ask your financial representative about the availability of specific funds in your state. In addition, the funds described here are not available to investors outside the US. Defined Asset Funds are sold by prospectus only. The prospectus is not an offer to sell or a solicitation of an offer to buy units in the funds, nor shall any such units be offered or sold to any person in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

As a unitholder, you may receive taxable dividends and capital gains. Taxes on these distributions can affect the returns you realize from your investment. The Sponsors do not offer tax advice except to suggest that you consider the impact of taxes and that you may want to consult with your tax advisor before making any investment.

Funds holding international securities can involve different risks than US investments. The risks include political and economic instability, changing currency exchange rates, foreign taxes and differences in financial accounting standards.


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